UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 09, 2024

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 N. Mopac Expy Bldg 3
Austin,	Texas	78759
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class to be registered:	Trading Symbol	Name of each exchange on which each class is to be registered:
Class A Common Stock, $0.01 par value	NWLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12-b2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On October 8, 2023, National Western Life Group, Inc., a Delaware corporation (the “Company” or “National Western”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with S. USA Life Insurance Company, Inc. (“SUSA”), an insurance company domiciled in Arizona and a company of the Prosperity Life Group (“Prosperity Life Group”), and PGH Merger Inc., a Delaware corporation and a wholly owned subsidiary of SUSA (“Merger Sub”), providing for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of SUSA (the “Merger”). The execution of the Merger Agreement was previously disclosed by National Western on October 10, 2023, on its Current Report on Form 8-K (the “Merger Announcement 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on that date.

Prior to the consummation of the Merger, the Company had two classes of common stock: (i) Class A Common Stock, par value $0.01 per share (“Class A Common Stock”) and (ii) Class B Common Stock, par value $0.01 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”).

The Merger and the other transactions contemplated by the Merger Agreement were consummated on July 9, 2024.

In connection with the consummation of the Merger, National Western Life Insurance Company, a wholly-owned subsidiary of National Western, was redomesticated from Colorado to Arizona.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Merger Announcement 8-K and is incorporated by reference herein.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Effect on Capital Stock

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive $500.00 per share, net in cash, without interest and less any amounts that are required to be deducted and withheld under applicable law (the “Merger Consideration”). Including the payments to settle outstanding equity awards described below, the total Merger Consideration payable by SUSA pursuant to the Merger Agreement is approximately $1.9 billion.

Equity Awards

In connection with the Merger, each outstanding stock appreciation right (“SAR”), restricted stock unit (“RSU”) and performance stock unit (“PSU”), if not already vested, became fully vested and non-forfeitable immediately prior to the Effective Time, with all PSU performance conditions deemed achieved at target. At the Effective Time, (i) each RSU and PSU was canceled and converted into solely the right to receive the Merger Consideration, multiplied by the number of shares of Common Stock subject to such award and (ii) each SAR was canceled and converted into the right to receive the excess, if any, of the Merger Consideration over the base price of the SAR, without interest, multiplied by the number of shares of Common Stock subject to such award. However, any SAR with a base price equal to or greater than the Merger Consideration was canceled and exchanged for no consideration.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 9, 2024, in connection with the completion of the Merger, the Company notified The Nasdaq Stock Market LLC (“NASDAQ”) of the consummation of the Merger and requested that NASDAQ delist the Class A Common Stock. The Company has requested that NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of the Class A Common Stock from NASDAQ will be effective 10 days after the filing of the Form 25.

    After effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination or Registration on Form 15 under the Exchange Act, requesting the termination of the Company’s Section 12 registration and reporting obligations under Section 13 of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act, in each case with respect to the Class A Common Stock.

Item 3.03.    Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, holders of the Common Stock immediately prior to such time ceased to have any rights as stockholders of the Company (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01.    Changes in Control of Registrant.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

In connection with the Merger and at the Effective Time, a change in control of the Company occurred and Merger Sub has been merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of SUSA.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Effective as of the Effective Time, each member of the board of directors of the Company immediately prior to the Effective Time ceased to be a director of the Company and a member of any committee of the Company’s board of directors pursuant to the terms of the Merger Agreement. The members of the board of directors of the Company immediately prior to the Effective Time were Ross R. Moody, Dr. Thomas A. Blackwell, David S. Boone, Stephen E. Glasgow, E. Douglas McLeod, Charles D. Sonny Milos, Frances A. Moody-Dahlberg, E. Jere Pederson and Todd M. Wallace.

The board of directors of the surviving corporation effective as of, and immediately following, the Effective Time, consisted of the members of the board of directors of Merger Sub immediately prior to the Effective Time, being Nicholas von Moltke (the “New Director”). At the time of filing this Current Report on Form 8-K, the committee(s) to which the New Director will be named, if any, have not yet been determined. The New Director will hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until his or her successor shall have been duly elected, designated and qualified, or until his or her earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.

Effective as of the business day following the Effective Time, the employment of each of Ross R. Moody and Rey Perez will terminate, and each such former officer will become entitled to receive the payments and benefits in accordance with their Change in Control Agreements with the Company included as exhibits to the Company’s most recent Annual Report on Form 10-K, which are incorporated by reference herein.

The officers appointed to the Company immediately following the Effective Time were Nicholas von Moltke, Chief Executive Officer and President, Ann-Kelley Winn, Secretary, Zachary Jones, Chief Financial Officer, and Drew Westall, Treasurer.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s Restated Certificate of Incorporation, as in effect immediately prior to the Merger, was amended and restated in its entirety to be the Second Amended and Restated Certificate of Incorporation, in the form attached to the Merger Agreement as Exhibit B thereto, and is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

At the Effective Time, the Company’s Second Amended and Restated Bylaws, as in effect immediately prior to the Merger, were amended and restated in their entirety to be the bylaws of Merger Sub as in effect immediately prior to the Effective Time. The Company’s Third Amended and Restated Bylaws are filed herewith as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 7.01.    Regulation FD Disclosure.

On July 9, 2024, the Company and Prosperity Life Group issued a joint press release announcing the closing of the Merger. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

As the Merger has now closed, the Company will not hold an annual meeting of stockholders in 2024.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Notice Regarding Forward-Looking Statements

Except for historical information, all other information in this Current Report on Form 8-K consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and related oral statements the Company or SUSA may make, are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and other documents of the Company and SUSA on file with the SEC. Neither the Company nor SUSA undertakes any obligation to update, correct or otherwise revise any forward-looking statements. All subsequent written and oral forward-looking statements attributable to the Company or SUSA and/or any person acting on behalf of either of them are expressly qualified in their entirety by this paragraph. The information contained on any websites referenced in this Current Report on Form 8-K is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

Exhibit 2.1
Agreement and Plan of Merger, dated as of October 8, 2023, by and among National Western Life Group, Inc., S. USA Life Insurance Company, Inc. and PGH Merger Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 10, 2024)

Exhibit 3.1*
Second Amended and Restated Certificate of Incorporation of National Western Life Group, Inc. (included as Exhibit A to the Certificate of Merger of PGH Merger Inc. with and into National Western Life Group, Inc., filed with the Delaware Secretary of State on July 9, 2024)

Exhibit 3.2*	Third Amended and Restated Bylaws of National Western Life Group, Inc.

Exhibit 99.1*	Joint Press Release, dated July 9, 2024, issued by National Western Life Group, Inc. and Prosperity Life Group

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: July 9, 2024	/s/ Zachary Jones
Name: Zachary Jones
Title: Chief Financial Officer